UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2023
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NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
  ____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NSTG	The NASDAQ Stock Market LLC
(The NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐
Item 8.01 Other Events.
On November 17, 2023, after a trial in the U.S. District Court for the District of Delaware in the matter of 10x Genomics, Inc. et al v. NanoString Technologies, Inc., No. 21-CV-653-MFK, a jury verdict was entered in favor of plaintiffs, 10x Genomics, Inc. and Prognosys Biosciences, Inc. (the “Plaintiffs”), and against NanoString Technologies, Inc. (the “Company”). The jury found that the Company willfully infringed U.S. Patent Nos. 10,472,669, 10,961,566, 10,983,113, 10,996,219, 11,001,878, 11,008,607, and 11,293,917, and awarded Plaintiffs approximately $31 million in damages, consisting of approximately $25 million of lost profits and a $6 million royalty. The Company expects to file post-trial motions to overturn the jury’s verdict and/or amend the judgment. The Plaintiffs may seek to enhance the damages award up to three times based on the jury’s finding of willful infringement. The Company respectfully disagrees with the jury’s findings and plans to vigorously contest the verdict and judgment through post-trial motions in the district court, and through appeal to the U.S. Court of Appeals for the Federal Circuit.
On November 19, 2023, the Company issued a press release regarding the verdict and the Company’s withdrawal of its full year 2023 and fourth quarter financial guidance. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	NanoString Technologies, Inc. Press release dated November 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	November 20, 2023	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer